UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

GENVEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(240) 632 0740

(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) GenVec, Inc. 2011 Omnibus Incentive Plan

On July 11, 2012 at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of GenVec, Inc. (the “Company”) approved an amendment (the “Amendment”) to the GenVec, Inc. Omnibus Incentive Plan (the “2011 Plan”) to increase the number of shares of common stock that are available to be issued through grants or awards made thereunder or through the exercise of options granted thereunder by 640,000 shares. Descriptions of the Amendment and the 2011 Plan are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 31, 2012, in the section entitled “Proposal 2 Approval of Increase in Award Shares,” which is incorporated in this report by reference. This description is qualified in its entirety by reference to the copy of the Amendment that is attached as Exhibit 10.1 to this current report on Form 8-K and the copy of the 2011 Plan that is attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed on June 17, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on July 11, 2012. The proposals voted on at the Annual Meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 31, 2012. Results of votes with respect to those proposals are as follows:

Proposal 1

To elect two directors to the Company’s Board of Directors, each to serve for a term of three years or until their successors are qualified and elected. The votes regarding these nominees were as follows:

Nominee	For	Withhold	Broker Non-Votes
Cynthia Collins	4,527,473	183,014	5,916,749
Wayne T. Hockmeyer, Ph.D.	3,885,841	824,646	5,916,749

Proposal 2

To approve the Amendment to the 2011 Plan to increase the number of shares of common stock that are available to be issued through grants or awards made thereunder or through the exercise of options granted thereunder by 640,000 shares. Shareholders approved this proposal. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,983,734	681,778	44,975	5,916,749

Proposal 3

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. Shareholders approved this proposal. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,863,576	717,550	46,110	0

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1 Amendment to GenVec, Inc. 2011 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: July 17, 2012	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit     Description

10.1          Amendment to GenVec, Inc. 2011 Omnibus Incentive Plan